NYSE American: UEC

Uranium Energy Corp Completes Drilling Program at the Alto Parana Titanium Project in Paraguay

Corpus Christi, Texas, May 15, 2020 – Uranium Energy Corp (NYSE American: UEC, the “Company” or “UEC”) is pleased to report the completion of a 49-hole drilling and sampling campaign at its Alto Parana titanium oxide project located in eastern Paraguay.  The drilling program was completed prior to the recent COVID-19 measures the Company announced and is the first phase of a Preliminary Economic Assessment (“PEA”) planned for the project.  The recently completed drilling campaign targeted the initial mining zone and will be used to update the current resource*.

Amir Adnani, President and CEO, stated, “This drilling program is an important step towards development of the PEA, as we continue to advance our monetization strategy for the project.  While we are working to unlock Alto Parana’s value, our primary focus remains on the Company’s core U.S. uranium business with low cost, fully permitted in-situ recovery projects in Texas and Wyoming.”

The Alto Parana project is one of the world’s highest-grade and largest ferro-titanium deposits with a CSA National Instrument 43-101 – Standards of Disclosure for Mineral Properties (“NI 43-101”) compliant resource of 4.94 billion tonnes at 7.41% TiO2*.  Mineralization occurs at the surface, with an average thickness of 6.61 meters.  Additionally, future development and mining can benefit from excellent infrastructure with proximity to a major hydroelectric power source. Prior to UEC’s acquisition of Alto Parana, approximately $25 million was invested in the project, including pilot testing from mining through the smelting processes.

The 49-hole drill campaign was centered in the initial mining area and was laid out on a 400-meter by 400-meter grid with each test hole averaging 10 meters in depth.  The entire interval was core-drilled, and core recovery was maintained at 90% or greater.  A total of 49 holes were drilled and yielded approximately 500 samples.  The samples are currently being prepared for the earliest possible shipment to analytical laboratories in Canada and Peru. Once results are received, work will be initiated on a new resource estimate* for the planned PEA.  The field work and resource estimate are being overseen by Don Hains, PG, as the Qualified Person under NI 43-101*.

In closing, Mr. Adnani added, “Last week we learned of the passing of J. David Lowell, who discovered the Alto Parana project and is known as one of the world’s most successful exploration geologists.  We would like to acknowledge his renowned career, express our gratitude for his work on the Alto Parana project and offer our sincere condolences and thoughts to his family, friends and associates.”

The technical information in this news release has been prepared in accordance with the Canadian regulatory requirements set out in NI 43-101 and was reviewed by Clyde L. Yancey, PG, Vice President-Exploration for the Company and a Qualified Person under NI 43-101.

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About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium mining and exploration company.  In South Texas, the Company’s hub-and-spoke operations are anchored by the fully-licensed Hobson Processing Facility which is central to the Palangana, Burke Hollow and Goliad ISR projects.  In Wyoming, UEC controls the Reno Creek project, which is the largest permitted, pre-construction ISR uranium project in the U.S.  Additionally, the Company controls a pipeline of uranium projects in Arizona, New Mexico and Paraguay, a uranium/vanadium project in Colorado and one of the highest-grade and largest undeveloped Ferro-Titanium deposits in the world, located in Paraguay.  The Company’s operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Twitter: @UraniumEnergy

Stock Exchange Information:
NYSE American: UEC
+Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

*Notice to U.S. Investors

The mineral resources referred to herein have been estimated in accordance with the definition standards on mineral resources of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101 and are not compliant with U.S. Securities and Exchange Commission (the “SEC”) Industry Guide 7 guidelines.  In addition, measured mineral resources, indicated mineral resources and inferred mineral resources, while recognized and required by Canadian regulations, are not defined terms under SEC Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC.  Accordingly, we have not reported them in the United States.  Investors are cautioned not to assume that any part or all of the mineral resources in these categories will ever be converted into mineral reserves.  These terms have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility.  It should be noted that mineral resources which are not mineral reserves do not have demonstrated economic viability.  It cannot be assumed that all or any part of measured mineral resources, indicated mineral resources or inferred mineral resources will ever be upgraded to a higher category.  In accordance with Canadian rules, estimates of inferred mineral resources cannot form the basis of feasibility or other economic studies.  Investors are cautioned not to assume that any part of the reported measured mineral resources, indicated mineral resources or inferred mineral resources referred to herein are economically or legally mineable.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release and oral statements made from time to time by representatives of the Company are or may constitute “forward-looking statements” as such term is used in applicable United States and Canadian laws and including, without limitation, within the meaning of the Private Securities Litigation Reform Act of 1995, for which the Company claims the protection of the safe harbor for forward-looking statements.  These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management.  Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as forward-looking statements.  Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage.  Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended.  There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.  Many of these factors are beyond the Company’s ability to control or predict.  Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission.  The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.  Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.  This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities.